EXHIBIT 32.1

CERTIFICATION OF FRANK MOODY, CHIEF EXECUTIVE OFFICER,
PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officer of WatchIt Technologies, Inc. ("WTCT") hereby certify that:

(a)    WTCT's Quarterly Report on Form 10-Q for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and;

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WTCT.

/s/  Frank Moody
Frank Moody
President and Chief Executive Officer
February 12, 2008